UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2015

EQUITY RESIDENTIAL

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza, Suite 400

Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number: (312) 474-1300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)	On January 27, 2015, Stephen E. Sterrett was appointed as a Trustee of Equity Residential (the “Company”). In connection with Mr. Sterrett’s appointment, the size of the Company’s Board of Trustees was increased from 11 to 12. Mr. Sterrett was also appointed to serve on the Audit Committee effective as of such date. The Company has determined that Mr. Sterrett is independent of the Company and its management within the meaning of the New York Stock Exchange listing standards.

As a non-employee Trustee, Mr. Sterrett will receive an annual cash retainer of $60,000, an annual retainer of $120,000 to be paid in share options and/or restricted shares, and an additional $10,000 annual cash retainer for his service on the Audit Committee, with all such amounts prorated from the date of his appointment to the date of the Company’s 2015 Annual Meeting of Shareholders. The Company will enter into an Indemnification Agreement with Mr. Sterrett in substantially the same form that the Company has entered into with its other trustees and executive officers. The form of the Indemnification Agreement was filed as Exhibit 10.18 to the Company’s Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004.

A copy of the press release announcing Mr. Sterrett’s appointment to the Company’s Board of Trustees is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statement and Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 27, 2015, announcing the appointment of Stephen E. Sterrett to the Board of Trustees of Equity Residential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 27, 2015	By:	/S/ Bruce C. Strohm
Bruce C. Strohm
Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: January 27, 2015	By:	/S/ Bruce C. Strohm
Bruce C. Strohm
Executive Vice President and General Counsel

EXHIBITS INDEX

Exhibit Number	Description

99.1	Press Release dated January 27, 2015, announcing the appointment of Stephen E. Sterrett to the Board of Trustees of Equity Residential.